POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN MONEY MANAGEMENT FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 29th day of August, 2006.

ATTEST:

AMERICAN MONEY MANAGEMENT FUNDS

By: /s/ Joseph Dang

By: /s/ Gabriel B. Wisdom

Joseph D. Dang, Secretary

Gabriel B. Wisdom, President

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Gabriel B. Wisdom, President, and Joseph D. Dang, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of August, 2006.

/s/ Richard C. Doyle

Notary Public

My commission expires: 5/16/2010

CERTIFICATE

The undersigned, Secretary of AMERICAN MONEY MANAGEMENT FUNDS, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held August 25, 2006, and is in full force and effect:

WHEREAS, AMERICAN MONEY MANAGEMENT FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  August 25, 2006

/s/ Joseph Dang

Joseph D. Dang, Secretary

AMERICAN MONEY MANAGEMENT FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN MONEY MANAGEMENT FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee and the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of August, 2006.

/s/ Gabriel B. Wisdom

Gabriel B. Wisdom

Trustee and President

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Gabriel B. Wisdom, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 29th day of August, 2006.

/s/ Richard C. Doyle

Notary Public

My commission expires: 05/16/2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN MONEY MANAGEMENT FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this _____ day of August, 2006.

/s/ Michael Moore

Michael J. Moore

Treasurer

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Michael J. Moore, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of August, 2006.

/s/ Nancy L. Ros

Notary Public

My commission expires: Feb. 8, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN MONEY MANAGEMENT FUNDS, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of August, 2006.

/s/ Ingram S. Chodorow

Ingram S. Chodorow

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Ingram S. Chodorow, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of August, 2006.

/s/ Nancy L. Ros

Notary Public

My commission expires: Feb. 8, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN MONEY MANAGEMENT FUNDS a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for his and in his name, place and stead, and in his office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this __25th_ day of August, 2006.

/s/ Miro Copic

Miro Copic

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Miro Copic, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of August, 2006.

/s/ Nancy L. Ros

Notary Public

My commission expires: Feb. 8, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN MONEY MANAGEMENT FUNDS a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 25 day of August, 2006.

/s/ Linda J. Rock

Linda J. Rock

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Linda J. Rock, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of August, 2006.

/s/ Nancy L. Ros

Notary Public

My commission expires: Feb. 8, 2007

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, AMERICAN MONEY MANAGEMENT FUNDS a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file Pre-Effective Amendment No. 1 to the Trust's Registration Statement, and any subsequent Amendment or Amendments to such Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 25 day of August, 2006.

/s/ Kelly C. Huang

Kelly C. Huang

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF SAN DIEGO

)

Before me, a Notary Public, in and for said county and state, personally appeared Kelly C. Huang, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of August, 2006.

/s/ Nancy L. Ros

Notary Public

My commission expires: Feb. 8, 2007